UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-23309

BLUEBAY DESTRA INTERNATIONAL EVENT-DRIVEN CREDIT FUND

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

443 NORTH WILLSON AVE.

BOZEMAN, MT 59715

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

ROBERT A. WATSON

C/O DESTRA CAPITAL ADVISORS LLC

443 NORTH WILLSON AVE.

BOZEMAN, MT 59715

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 855-3434

DATE OF FISCALYEAR END: SEPTEMBER 30

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2025

Item 1. Reports to Stockholders.

BlueBay Destra International Event-Driven Credit Fund

Annual Report

September 30, 2025

Bluebay Destra International Event-Driven Credit Fund
Shareholder Letter

Dear Shareholders,

We are pleased to present you with your Fiscal 2025 Annual Report (the “Report”) for the BlueBay Destra International Event-Driven Credit Fund (the “Fund”). This Report covers the period between October 1, 2024 and September 30, 2025 (the “Fiscal Year”).

During the Fiscal Year, global markets navigated a challenging macro backdrop: continued wars in Ukraine and the Middle East, central bank interest rate cuts, political uncertainty, and continued global trade friction.

Despite these market pressures during the Fiscal Year, the stock market, as represented by the S&P 500 Index, finished the Fiscal Year with a return of +17.60%, and global equities, as represented by the MSCI All Country World Index, were positive as well, returning +17.80% over the same period.

Turning to interest rates and credit markets, the 10-Year US Treasury rate started the Fiscal Year just below 3.75%, after the Federal Open Market Committee (the “Fed”) cut the Federal Funds rate by 50 basis points (“bps”) in September 2024. The Fed continued to cut rates by 25 bps at both the November 2024 and December 2024 meetings, lowering the target rate range to 4.25% - 4.50%. Despite these cuts, the 10-Year US Treasury rate rose over 100 bps in the first 100 days of the Fiscal Year, reaching the 2025 peak of 4.79% on January 13, 2025. Throughout much of 2025, the Fed held rates steady as they took a wait-and-see approach to inflation, tariffs and unemployment data. After a 9-month pause, the Fed cut rates by 25 bps at the September 2025 meeting, taking the Federal Funds rate range to 4.00% - 4.25%. The 10-Year US Treasury rate steadily decreased throughout 2025 from the January 2025 peak, ending the Fiscal Year at 4.16%.

Global Bonds, as represented by the Bloomberg Global Aggregate Bond Index, were up +2.40% during the Fiscal Year. Long-term bonds, as represented by the Bloomberg Long Term US Treasury Index, were down -3.47% during the Fiscal Year. High Yield debt, as represented by the ICE BoA Global High Yield Index, was a standout performer in credit markets, returning +8.27% amidst a strong economic backdrop and spread tightening during the Fiscal Year.

Alternatives, as represented by the Wilshire Liquid Alt Multi-Strategy Index, returned a modest +3.19% during the Fiscal Year. Commodities, as represented by the Bloomberg Commodity Index, had a strong year, returning +8.88% for the same period. Real Estate experienced mixed performance during the Fiscal Year, with equity real estate investment trusts (“REITs”), as represented by the FTSE Nareit All Equity REIT Index, returning -4.00% and mortgage REITs, as represented by the FTSE Nareit Mortgage REIT Index, returning +3.45% for the period.

The Fund outperformed most alternative and bond asset classes, returning +3.90% for the Class I shares during the Fiscal Year. Our analysis of industry data indicates that the Fund remains the top performing interval fund based on its 5-Year (+15.11%), 7-Year (+11.86%), and since inception (+11.14%) annualized total returns as of the Fiscal Year end (Source: Morningstar Direct, Data as September 30, 2025. Fund Inception Date was May 9, 2018.) We have data from the Morningstar database to support that the fund has been the #1 performing interval fund on 5 year, 7 year, and since inception time periods listed in the commentary. Our view is that the Fund’s continued strong performance reflects the excellent work of the Fund’s sub-advisor, RBC Global Asset Management (UK) Limited (“RBC BlueBay”), in managing the strategy during trying and volatile market environments.

On the subsequent pages of this Report, you will find commentary from RBC BlueBay discussing the factors that most affected performance during the Fiscal Year, as well as specific details regarding investment results and portfolio holdings. RBC BlueBay also discusses its perspective related to the accelerating market opportunity for stressed, distressed, and special situation credit amongst the backdrop of higher interest rates, tighter lending standards, slowing gross domestic product growth, and continued war and geopolitical tensions.

RBC BlueBay is a premier alternative credit asset manager based in London, United Kingdom, with over $154 billion in assets under management and 20+ years of experience managing credit, debt, and distressed assets globally. We are thrilled to be partnered with such a storied and tenured manager.

We appreciate the continued confidence you have placed in Destra and our investment partners. Please read this Report carefully and be sure to contact your Financial Advisor or Destra Capital if you have any additional questions.

Sincerely,

Robert Watson, CFP®	Jake Schultz, CFA®
President	Vice President

BlueBay Destra International Event-Driven Credit Fund

Destra Capital Advisors LLC

Bluebay Destra International Event-Driven Credit Fund
Risk Disclosure
As of September 30, 2025 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisers’ control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Performance and Graphical Illustrations
September 30, 2025 (unaudited)

Average Annual Total Returns for the period ended September 30, 2025
Inception Date: May 9, 2018					Inception Date: December 21, 2018
Share Class	1 Year	3 Year	5 Year	Since Inception	Share Class	1 Year	3 Year	5 Year	Since Inception
Class I	3.90%	10.52%	15.11%	11.14%	Class A at NAV	3.61%	10.25%	14.81%	12.57%
Bloomberg Global Aggregate Index	2.41%	5.45%	-1.56%	0.58%	Class A with Load	-2.35%	8.09%	13.46%	11.59%
					Class T at NAV	3.07%	9.69%	14.24%	12.00%
					Class T with Load	-.02%	8.57%	13.55%	11.50%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 877-855-3434. Class A shares have a maximum sales charge of 5.75% and a shareholder service fee of 0.25%. Class T shares have a maximum sales charge of 3.00%, a 12b-1 fee of 0.50%, and a shareholder service fee of 0.25%.

Growth of an Assumed $100,000 Investment

Value as of 9/30/25
$240,000
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
BlueBay Destra International Event-Driven Credit Fund - Class I
Bloomberg Global Aggregate Index
$218,366
$104,387
5/09/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25

This graph illustrates the hypothetical investment of $100,000 in the Fund, Class I, from May 9, 2018 (inception date) to September 30, 2025. The Average Annual Total Returns table and Growth of an Assumed $100,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Additionally, the performance of the other classes will be greater than or less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Bluebay Destra International Event-Driven Credit Fund
Performance and Graphical Illustrations (continued)
September 30, 2025 (unaudited)

Summary of Portfolio Assets Allocation

The above chart provides a visual breakdown of the Fund’s major investment types that the underlying securities represent, as a percentage of the total investments held as of September 30, 2025. Please see the Schedule of Investments on the following pages for a detailed list of the Fund’s holdings. The Fund’s portfolio composition is subject to change at any time and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Bluebay Destra International Event-Driven Credit Fund
Portfolio Manager Letter
12 months ended September 30, 2025 (unaudited)

Investment environment

The fiscal year, October 1, 2024 – September 30, 2025 (the “Fiscal Year”), began with markets focused on the Presidential election between Donald Trump and Kamala Harris. After Trump won the election, attention quickly turned to trade and foreign policies, with the announcement of reciprocal U.S. tariffs causing initial market turmoil, particularly in European equities and credit markets. Geopolitics has remained in the spotlight for the market, with the ongoing conflicts in the Middle East and Ukraine yet to reach resolutions as of September 2025. Central banks’ actions have been a key focus, with the Federal Reserve adopting a more dovish stance in response to weakening U.S. employment data, resulting in three rate cuts during the Fiscal Year. The European Central Bank (the “ECB”) and the Bank of England (the “BoE”) also adjusted their policies, with the ECB cutting rates twice and the BoE reducing rates, albeit with caution due to inflation concerns.

Whilst European High Yield (“HY”)markets have continued to grind tighter due to the high levels of demand, bifurcation has remained a persistent theme as the companies facing performance issues, liquidity crises or upcoming maturities have continued to struggle. We believe that this has led to an increase in the distressed opportunity set as companies require solutions to address their issues. Our investment strategy continues to focus on identifying opportunities with limited downside risk and attractive upside potential, ensuring we are well-positioned to deliver strong risk-adjusted returns for our investors.

Performance Discussion

For the Fiscal Year, Class I of the BlueBay Destra International Event-Driven Credit Fund (the “Fund”) had a return of 3.90%, net of fees.

In terms of sub-strategies, the largest contributors to Fund performance were the Stressed, Opportunistic, and Distressed sleeves. The Shorts/Market Hedging sleeve was a detractor to performance during the Fiscal Year.

The top single name contributor to Fund performance during the Fiscal Year was a position in the Stressed sleeve, Atos, which is a French information technology services business. The company was significantly de-levered through a restructuring in 2024, which the Fund did not participate in. Post-restructuring, we viewed the new instruments as attractive across the capital structure and they have all traded up significantly as the company continues to have strong performance through strengthening margins and winning new contracts. In the same sleeve, the auto parts wiring company Leoni was also a top contributor to Fund performance after the company was successfully sold to a Chinese conglomerate. This resulted in the Fund being repaid at par on the bank debt due to a change of control clause in the documentation.

Within the Distressed sleeve, we saw Prosafe, Varta and Consolis all as significant contributors to Fund performance, as each respective company completed their restructuring during the Fiscal Year. The capital structure of each company has now been right-sized and future performance will be dependent of the companies turning around underlying performance, which we are optimistic will be achievable.

The top single name detractors to Fund performance came from Distressed issuer Accell and Stressed issuer Cerba. With respect to Accell, the company completed a restructuring in 2024 in which new money was provided to the company and the debt was reduced by €800m. Top line performance for the company has been softer as dealers are sitting on 7-8 months of inventories, which is driving heavy discounting. Accell has now cleared most of its old inventories and is now focusing on protecting margins. In terms of Cerba, the bonds traded off in March upon rumours that the private equity owners were weighing debt options and had appointed Houlihan Lokey to explore those options. The bonds continued to trade lower due to fears over the company’s financial position, and we subsequently exited the position.

Viewpoint & Outlook

As we enter the new fiscal year period, there has been a notable increase in the opportunity set across the sub-strategies as a number of European HY credits are in focus for Special Situations investors. This has made it clear, from our perspective, that the economic and regulatory headwinds and the recent perfect storm of issues for companies (including the Ukraine war, supply disruptions, tariff uncertainty and lacklustre European growth) is sector-wide.

The economic picture in Europe remains challenging. The unwinding of leverage, which will need to take place over the next few years, could create opportunities for Special Situations investors, even without a significant recession. In our judgement, Europe will continue to be the epicentre for stress and distress in corporate finance. This is especially true in the European mid-market where companies have limited access to capital markets, are less diversified by product type and are more vulnerable to economic downturns.

Our microeconomic-level approach continues to generate many potential investment opportunities across various sectors and jurisdictions as leveraged companies continue to struggle with suppressed margins and costs of funding. Our fundamental view remains unchanged, and we believe that we will continue to see elevated levels of stress and distress in the months and quarters ahead.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments
As of September 30, 2025

Shares or Principal Amount	Description	Value
	BANK LOANS – 39.1%
	BAHAMAS – 0.9%
2,700,001	Government of Bahamas, 8.239%, 09/08/2026(1),(2),(3)	$3,376,486

	FRANCE – 5.2%
	Atos S.E.:
8,000,000	0.000%, 12/18/2029(4),(5),(7)	8,475,689
3,250,000	4.615%, (3-Month Euribor + 260 basis points), 12/17/2030(4),(5)	3,307,052
1,084,444	1.000%, (3-Month Euribor + 100 basis points), 12/17/2032(4),(5)	707,196
11,177,358	Colisee Group S.A.S, 6.009%, (6-Month Euribor + 375 basis points), 11/30/2027(4),(5)	6,949,305
		19,439,242
	GERMANY – 8.9%
	IFA Holding GmbH TL:
401,087	6.000%, 03/31/2026(1),(3),(5)	329,896
1,368,010	7.980%, 03/31/2026(1),(3),(5)	1,125,193
1,237,723	7.980%, 03/31/2026(1),(3),(5)	1,018,032
387,717	0.000%, 03/31/2029(1),(3),(5)	—
	Standard Profil Automotive GmbH:
5,726,706	15.000%, 9/30/2025(1),(3),(5),(14)	6,728,910
1,469,594	15.000%, 9/30/2025(1),(3),(5),(14)	1,726,781
5,739,375	15.000%, 12/31/2025(1),(3),(5),(14)	6,743,796
	Varta AG:
5,058,300	5.493%, 12/31/2027(1),(3),(5),(7)	4,576,518
401,849	5.493%, 12/31/2027(1),(3),(5),(7)	354,131
431,808	5.493%, 12/31/2027(1),(3),(5),(7)	215,635
4,010,018	9.743%, 12/31/2027(1),(3),(5),(7),(8)	3,533,844
4,608,556	11.743%, 12/31/2027(1),(3),(5),(7),(8)	5,482,766
920,701	Varta Consumer Batteries GmbH, 11.743%, 12/31/2027(1),(3),(5),(7),(8)	1,095,351
		32,930,853
	JERSEY – 0.6%
$13,708,707	Petrofac Ltd., 4.300%, 10/28/2026(4),(11),(13),(15)	2,056,306

	LUXEMBOURG – 7.2%
$3,665,069	Arvos BidCo Sarl, 10.615%, 08/30/2027(4)	3,115,309
10,268,165	Arvos BidCo Sarl, 7.532%, 08/30/2027(5)	10,255,376
	Arvos Holdco SARL:
790,298	0.500%, 11/29/2027(4),(5)	204,293
$650,621	0.500%, 11/29/2027(4)	143,137
15,625,155	Foundever Group SA, 5.620%, (1-Month Euribor + 375 basis points), 08/28/2028(4),(5)	9,327,707
3,124,510	Takko Luxembourg TL,15.000%, 10/15/2030(1),(3),(5),(8)	3,671,313
		26,717,135
Shares or Principal Amount	Description	Value
	BANK LOANS (continued)
	NETHERLANDS – 9.8%
	Accell Group Holding B.V.:
5,000,000	8.961%, 06/30/2031(1),(3),(4),(5)	$3,855,486
7,951,571	9.083%, 05/31/2030(4),(5),(7),(8)	2,767,905
7,551,761	9.083%, 05/31/2030(4),(5),(7),(8)	5,734,408
4,535,086	9.083%, 06/30/2031(4),(5),(7),(8)	170,520
	Compact Bidco BV:
4,047,550	12.000%, 06/30/2029(1),(3),(5),(8)	4,755,893
16,391,789	12.000%, 11/25/2029(1),(3),(5),(8)	18,899,306
	Sprint Bidco BV:
7,359,703	0.020%, 06/30/2031(4),(5),(7)	131,185
5,303,208	9.083%, 06/30/2031(4),(5),(7),(8)	125,685
		36,440,388
	NORWAY – 4.4%
7,039,888	Hurtigruten Newco AS, 12.145%, 02/23/2029(1),(3),(4),(5)	1
$5,384,786	Prosafe SE, 11.000%, 12/31/2029(1),(3),(4)	4,671,302
$11,503,990	Prosafe SE, 11.000%, 12/31/2029(1),(3),(4)	11,647,790
		16,319,093
	UNITED KINGDOM – 1.1%
	Praesidiad, Ltd.:
302,972	10.083%, 06/30/2026(1),(3),(5)	347,094
302,972	10.083%, 06/30/2026(1),(3),(5)	347,094
607,971	10.083%, 06/30/2026(1),(3),(5)	678,651
94,250	0.000%, 09/30/2027(1),(3),(4),(5)	107,976
6,998,095	0.250%, 09/30/2027(1),(3),(5)	106,896
381,714	10.083%, 09/30/2027(1),(3),(4),(5)	437,303
2,944,773	9.083%, 12/31/2027(1),(3),(5)	2,003,412
		4,028,426
	UNITED STATES – 1.0%
$7,369,302	Foundever Worldwide Corp., 8.180%, (3-Month Term SOFR + 401 basis points), 08/28/2028(4)	3,754,991

	TOTAL BANK LOANS (Cost $155,732,881)	145,062,920

	CORPORATE DEBT SECURITIES – 0.0%
	UNITED STATES – 0.0%
$98,705	Voyager Aviation Holdings, LLC, 8.500%, 05/09/2026(1),(9),(11)	—
	TOTAL CORPORATE DEBT SECURITIES (Cost $71,303)	0

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2025

Shares or Principal Amount	Description	Value
	INTERNATIONAL DEBT SECURITIES – 22.9%
	AUSTRALIA – 0.0%
	Quintis Australia Pty, Ltd., Corporate Debt:
$8,538	7.500%, 10/01/2026(1),(8),(9)	$674
$117,000	12.000%, 10/01/2028(1),(8),(9)	—
		674
	BERMUDA – 6.5%
$16,625,000	Floatel International, Ltd., 9.750%, 04/10/2029	15,042,807
$9,013,513	Ventura Offshore Midco, Ltd., 10.000%, 04/19/2027	9,076,560
		24,119,367
	FRANCE – 1.3%
8,088,000	Atos S.E., 1.000%, 12/18/2032(5)	4,977,693

	GERMANY – 4.4%
3,500,000	BOS GmbH & Co. KG, 10.996%, (3-Month Euribor + 900 basis points), 06/25/2029(4),(5)	4,081,000
25,864,000	Standard Profil Automotive GmbH, 6.250%, 04/30/2026(1),(3),(5),(14)	12,156,135
		16,237,135
	JERSEY – 0.1%
$3,870,000	Petrofac Ltd., 9.750%, 11/15/2026(11),(13),(15)	343,463

	LUXEMBOURG – 3.5%
	Cullinan Holdco:
3,096,000	8.221%, (3-Month Euribor + 620 basis points), 10/15/2029(4),(5),(9)	2,862,507
8,277,069	8.500%, 10/15/2029(5),(9)	7,684,313
3,749,462	Ferralum Metals Group SA, 10.000%, 12/30/2026(5)	209,268
1,423,492	HSE Finance S.a.r.l, 0.000%, (6-Month Euribor + 785 basis points), 04/15/2030(1),(5),(8),(9)	376,337
	NCO Invest SA:
10,536,245	10.000%, 12/30/2026(5),(10)	4,890
3,890,045	10.000%, 12/30/2026(5),(10)	57,135
	Paper Industries Intermediate Financing Sarl:
252,568	10.047%, (3-Month Euribor + 800 basis points), 03/01/2028(1),(4),(5),(9)	269,874
7,555,082	8.547%, (3-Month Euribor + 650 basis points), 09/01/2028(4),(5),(8)	1,553,521
682,993	8.547%, (3-Month Euribor + 650 basis points), 09/01/2028(4),(5),(8),(9)	140,441
		13,158,286
Shares or Principal Amount	Description	Value
	INTERNATIONAL DEBT SECURITIES (continued)
	NORWAY – 2.8%
$7,000,000	Jacktel A/S, 10.000%, 10/10/2029	$7,000,000
$3,000,000	Moreld AS, 9.875%, 02/11/2030	2,970,026
350,462	OCV Recovery AS, 2.000%, 12/31/2026(6),(8),(9)	245,869
		10,215,895
	UNITED KINGDOM – 4.3%
	Frigo Debtco PLC:
11,253,499	10.000%, 04/27/2028(8)	4,330,506
5,585,651	12.000%, 04/27/2028(8)	5,355,546
$7,000,000	Galileo Global Technologies Ltd, 13.750%, 03/04/2028(1),(3),(11)	5,110,000
7,510,000	House of Fraser Funding PLC, 6.650%, (3-Month GBP Libor + 575 basis points), 12/31/2025(1),(3),(4),(10),(11)	42,969
1,153,513	Mcom Investments, Ltd., 20.000%, 09/30/2026(8)	1,030,099
		15,869,120
	TOTAL INTERNATIONAL DEBT SECURITIES (Cost $104,209,561)	84,921,633

	INTERNATIONAL EQUITIES – 18.8%
	BERMUDA – 3.1%
869,788	Odfjell Drilling, Ltd.	6,764,572
1,957,769	Ventura Offshore Holding, Ltd.	4,767,964
		11,532,536
	FRANCE – 0.8%
42,590	Atos S.E. (10)	2,861,486

	LUXEMBOURG – 4.6%
1,549,246	Constellation Oil Services Holding SA	17,001,988

	NORWAY – 7.1%
538,064	DOF Group ASA(10)	5,292,848
9,760,901	Jacktel AS(10)	4,255,439
5,589,340	Moreld AS(10)	9,287,744
21,800,672	Prosafe SE	7,647,212
		26,483,243
	UNITED KINGDOM – 3.2%
6,055,828	Gym Group PLC(10)	12,066,001

	TOTAL INTERNATIONAL EQUITIES (Cost $44,486,727)	69,945,254

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2025

Shares or Principal Amount	Description	Value
	PRIVATE COMPANIES – 3.9%
	AUSTRALIA – 0.0%
65,000	Quintis Australia Pty, Ltd., Common Shares(1),(3)	$—

	BERMUDA – 0.1%
439,483	FLOATEL INT LTD(1),(3),(10)	484,507

	GERMANY – 0.2%
3,479,875	VARTA AKTIENGESELLSCHAFT(1),(3),(10)	735,997
2,864,834	Johanna 410 Vermögensverwaltungs GmbH(1),(3),(10)	34
		736,031
	LUXEMBOURG – 3.0%
3,500	Avation PLC, Warrants, 11/01/2026(10)	1,885
331,734	Bond HoldCo SA, Class A Shares(1),(3)	—
1,423,492	HSE Investment S.a.r.l. CVR(1),(9)	17
29,130,535	Paper Industries TopCo, Ltd., Common Shares(1),(3)	128,357
1,642,591	Takko, A Shares(1),(3),(10)	1,104,699
1,642,591	Takko, B Shares(1),(3),(10)	1,104,699
1,642,591	Takko, C Shares(1),(3),(10)	1,104,699
1,642,591	Takko, D Shares(1),(3),(10)	1,104,699
1,642,591	Takko, E Shares(1),(3),(10)	1,104,699
1,642,591	Takko, F Shares(1),(3),(10)	1,104,699
1,642,591	Takko, G Shares(1),(3),(10)	1,104,699
1,642,591	Takko, H Shares(1),(3),(10)	1,104,699
1,642,591	Takko, I Shares(1),(3),(10)	1,104,699
1,642,591	Takko, J Shares(1),(3),(10)	1,104,699
		11,177,249
Shares or Principal Amounts or Contracts	Description	Value
	PRIVATE COMPANIES (continued)
	NETHERLANDS – 0.6%
650,714	Compact Bidco BV, Common Shares(1),(3)	$1,911,481
1,540,083	Sprint Intermediate Co B.V., Class B(1),(3)	8,470
548,561	Sprint Intermediate Co B.V., Class C(1),(3)	3,017
		1,922,968
	UNITED KINGDOM – 0.0%
5,956	Frigo Debtco PLC, Common Shares(1),(3)	13,997
9,570	Frigo Newco 1 Ltd., Common Shares(1),(3)	22,490
234	Praesidiad, Ltd., Common Shares(1),(3)	—
		36,487
	TOTAL PRIVATE COMPANIES (Cost $1,277,117)	14,357,242

	PURCHASED OPTIONS CONTRACTS – 1.0%
	PUT OPTIONS – 1.0%
4,570	EURO STOXX 50 Index Broker: Citigroup Exercise Price: $4,500, Notional Amount: $205,650,000, Expiration Date: 6/19/2026(10)	3,774,951
	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $7,232,130)	3,774,951

	SHORT-TERM INVESTMENTS – 15.3%
	UNITED STATES – 15.3%
56,890,825	BlackRock Liquidity Funds FedFund Portfolio – Institutional Class, 4.027%(12)	56,890,825
	TOTAL SHORT-TERM INVESTMENTS (Cost $56,890,825)	56,890,825

	TOTAL INVESTMENTS – 101.0% (Cost $369,900,544)	$374,952,825
	Liabilities in Excess of Other Assets – (1.0)%	(3,658,510)
	TOTAL NET ASSETS – 100.0%	$371,294,315

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2025

Shares or Principal Amounts or Contracts	Description	Value
	WRITTEN OPTIONS CONTRACT – (0.6)%
	PUT OPTIONS – (0.6)%
(4,570)	EURO STOXX 50 Index Broker: Citigroup Exercise Price: $4,000, Notional Amount: $182,800,000, Expiration Date: 6/19/2026(10)	$(2,083,472)
	TOTAL WRITTEN OPTIONS CONTRACT (Proceeds $3,970,319)	(2,083,472)

(1)	Fair valued using significant unobservable inputs.
(2)	Principal amount shown in Swiss Franc; value shown in U.S. Dollars.
(3)	Restricted investment as to resale (see Note 2).
(4)	Floating rate security. Rate as of September 30, 2025 is disclosed.
(5)	Principal amount shown in Euro; value shown in U.S. Dollars.
(6)	Principal amount shown in Norwegian Krone; value shown in U.S. Dollars.
(7)	Investment made through a participation in a settlement claim (see Note 2).
(8)	Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.
(9)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by management. At September 30, 2025, the total value of these securities is $11,580,032, representing 3.1% of net assets.
(10)	Non-income producing security.
(11)	Security is in default.
(12)	The rate is the annualized seven-day yield as of September 30, 2025.
(13)	No longer accruing interest.
(14)	On November 10, 2025, the Fund participated in a restructuring of its investments in Standard Profil Automotive GmBH. The Fund exchanged its prior loan and bond positions for (i) new bond positions and (ii) new equity positions. The Fund continues to assess the recoverability of all restructured investments.
(15)	The company continues to pursue options for alternative Restructuring and M&A solutions with key creditors.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2025

At September 30, 2025, the BlueBay Destra International Event-Driven Credit Fund had outstanding forward foreign exchange contracts as set forth below:

Currency Purchased	Currency Sold	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)
Euro Currency	U.S. Dollar	12/17/2025	Citibank	2,028,982.00	$2,394,698	$145
Japanese Yen	U.S. Dollar	12/17/2025	Citibank	1,413,524,984.00	9,647,817	1,092
					$12,042,515	$1,237

U.S. Dollar	British Pound	12/17/2025	Citibank	9,051,581.00	$12,186,775	$41,190
U.S. Dollar	Euro Currency	12/17/2025	Citibank	134,853,337.00	159,160,165	(693,088)
U.S. Dollar	Norwegian Krone	12/17/2025	Citibank	556,094,700.00	55,744,713	276,074
U.S. Dollar	Swiss Franc	12/17/2025	Citibank	2,605,743.00	3,305,325	(9,540)
					$230,396,978	$(385,364)

Total						$(384,127)

At September 30, 2025, the BlueBay Destra International Event-Driven Credit Fund had open swap contracts as set forth below:

Centrally Cleared Credit Default Swap Contracts:

Underlying Instrument	Counterparty	Pay Rate/ Frequency	Maturity Date	Notional Amount at Value(1)		Premium (Paid) Received	Value	Unrealized Appreciation/ (Depreciation)
Markit iTraxx Europe Crossover Index Swap(2)	Morgan Stanley	5.000%/Quarterly	6/20/2030	EUR	43,649,838	$(2,630,308)	$(5,570,402)	$(2,971,396)

(1)	The maximum potential amount the Fund may pay or receive should a credit event take place as defined under the terms of the contract.
(2)	The underlying issuer is Itraxx Europe Crossover Series 43 version 2.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2025

Summary by Industry Group	Value	% of Net Assets
Bank Loans
Auto Parts & Equipment	$17,672,608	4.8%
Bicycle Manufacturing	3,855,486	1.0
Building Materials	23,655,199	6.4
Commercial Services	29,601,061	8.0
Electric	18,373,554	4.9
Food	10,255,376	2.8
Healthcare Services	6,949,305	1.9
Investment Companies	3,376,487	0.9
Leisure Time	8,929,703	2.4
Machinery Diversified	347,430	0.1
Oil & Gas	18,375,398	4.9
Retail	3,671,313	1.0
Total Bank Loans	145,062,920	39.1
Corporate Debt Securities
Diversified Financial Services	0	0.0
Total Corporate Debt Securities	0	0.0
International Debt Securities
Auto Parts & Equipment	16,237,135	4.4
Commercial Services	4,977,693	1.3
Diversified Financial Services	1,092,124	0.3
Electric	9,686,052	2.6
Energy	10,546,820	2.8
Forest, Products, & Paper	1,964,510	0.6
Investment Companies	9,076,560	2.4
Mining	209,268	0.1
Oil & Gas	30,466,296	8.2
Retail	419,306	0.1
Transportation	245,869	0.1
Total International Debt Securities	84,921,633	22.9
International Equities
Commercial Services	2,861,486	0.8
Investment Companies	4,767,964	1.3
Leisure Time	12,066,001	3.2
Oil & Gas	50,249,803	13.5
Total International Equities	69,945,254	18.8
Private Companies
Auto Parts & Equipment	1,911,481	0.5
Commercial and Residential Building Equipment and Systems	36,487	0.0
Diversified Financial Services	1,885	0.0
Electric	736,031	0.2
Forest, Products, & Paper	128,357	0.0
Oil & Gas	484,507	0.2
Retail	11,058,494	3.0
Total Private Companies	14,357,242	3.9

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2025

Summary by Industry Group	Value	% of Net Assets
Purchased Options Contracts
Put Options	$3,774,951	1.0%
Total Purchased Options Contracts	3,774,951	1.0
Short-Term Investments
Money Market Fund	56,890,825	15.3
Total Short-Term Investments	56,890,825	15.3
Total Investments	374,952,825	101.0
Liabilities in Excess of Other Assets	(3,658,510)	(1.0)
Net Assets	$371,294,315	100.0%
Written Options Contracts
Put Options	$(2,083,472)	(0.6)
Total Written Options Contracts	$(2,083,472)	(0.6)

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Assets and Liabilities
As of September 30, 2025

Assets:
Investments, at value (cost $362,668,414)	$371,177,874
Purchased options contracts, at value (cost $7,232,130)	3,774,951
Cash	230,083
Restricted cash
Deposit held at broker for forward contracts	10,120,000
Deposit held at broker for swap contracts	8,146,397
Deposits held at broker for option contracts	6,421,924
Foreign currency, at value (cost $6,983,507)(1)	7,047,921
Unrealized appreciation on:
Forward foreign exchange contracts	318,501
Receivables
Interest	4,493,791
Dividends	92,493
Fund shares sold	2,202,450
Prepaid Expenses	85,586
Total Assets	414,111,971

Liabilities:
Written options contracts, at value (premium received $3,970,319)	2,083,472
Premiums paid on credit default swap contracts	2,630,308
Foreign currency, at value due to broker (cost $6,905,330)	7,225,084
Unrealized depreciation on:
Forward foreign exchange contracts	702,628
Credit default swap contracts	2,971,396
Payables
Investments purchased	25,700,072
Management fees, net (see note 4)	590,140
Cash due to custodian	480,000
Professional fees	193,938
Transfer agency fees and expenses	130,026
Custody fees	34,033
Accounting and administration fees	28,024
Shareholder servicing fees	6,592
Distribution fees	4,211
Capital shares redeemed	1,185
Accrued other expenses	36,547
Total Liabilities	42,817,656

Net Assets	$371,294,315

Net Assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$385,415,720
Total accumulated deficit	(14,121,405)
Net Assets	$371,294,315

(1)	$2,820,013 of the converted foreign currency balance is restricted and held as collateral for an investment.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Assets and Liabilities (continued)
As of September 30, 2025

Net assets
Class I	$349,886,899
Class A	11,322,487
Class T	10,084,929
Shares Outstanding
Class I	15,914,005
Class A	515,554
Class T	462,084
Net asset value per share
Class I	$21.99
Class A	21.96
Maximum offering price per share(1)	23.30
Class T	21.82
Maximum offering price per share(2)	22.49

(1)	Include a sales charge of 5.75%.
(2)	Include a sales charge of 3.00%.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Operations
For the Year Ended September 30, 2025

Investment Income:
Interest Income	$49,908,127
Dividend Income(1)	1,290,232
Total Investment Income	51,198,359

Expenses:
Management fee (see note 4)	5,748,669
Transfer agent fees and expenses	612,965
Professional fees	434,767
Accounting and administration fees	381,818
Custody fees	149,619
Registration fees	101,815
Chief financial officer fees (see note 15)	88,997
Shareholder reporting fees	82,676
Trustees fees (see note 15)	74,006
Chief compliance officer fees (see note 15)	59,349
Insurance expense	32,856
Distribution fees Class L (see note 7)	59,780
Distribution fees Class T (see note 7)	2,247
Shareholder Servicing fee Class A (see note 7)	30,678
Shareholder Servicing fee Class T (see note 7)	29,890
Shareholder Servicing fee Class L (see note 7)	2,247
Interest expense	13,777
Other expenses	63,068
Total Expenses	7,969,224
Expenses waived by adviser (see note 5)	(439,426)
Net Expenses	7,529,798
Net Investment Income	43,668,561

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(17,790,326)
Foreign currency transactions	(17,929)
Forward foreign exchange contracts	(13,704,473)
Swap contracts	(487,722)
Purchased option contracts	(4,843,071)
Written options contracts	2,110,441
Total Net Realized Loss	(34,733,080)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	6,369,131
Foreign currency translations	(1,069,408)
Forward foreign exchange contracts	1,828,164
Swap contracts	(2,808,418)
Purchased option contracts	(1,471,491)
Written options contracts	1,259,155
Total Net Change in Unrealized Appreciation	4,107,133
Net Realized and Unrealized Loss on Investments	(30,625,947)
Net Increase in Net Assets Resulting From Operations	$13,042,614

(1)	Net of foreign withholding taxes of $170,646

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statements of Changes in Net Assets

	For Year Ended September 30, 2025	For the Year Ended September 30, 2024
Increase in net assets resulting from operations:
Net Investment Income	$43,668,561	$25,336,901
Net Realized Gain (Loss) on Investments	(34,733,080)	3,987,891
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,107,133	(4,896,681)
Net Increase in Net Assets Resulting From Operations	13,042,614	24,428,111

Distributions to shareholders:
Class I	(34,707,761)	(17,439,968)
Class A	(1,385,344)	(844,400)
Class L	(98,164)	(147,961)
Class T	(1,316,117)	(1,029,867)
Total distributions to shareholders	(37,507,386)	(19,462,196)

Capital transactions:
Proceeds from shares sold:
Class I	146,006,537	166,015,242
Class A *	3,187,472	6,139,232
Class T *	426,391	2,619,958
Reinvestment of distributions:
Class I	8,575,962	6,705,196
Class A	586,933	480,028
Class L	98,164	147,961
Class T	789,838	648,652
Cost of shares repurchased:
Class I	(57,732,269)	(31,985,424)
Class A	(3,300,203)	(3,905,443)
Class L	(1,134,949)	(1,001,110)
Class T	(3,269,296)	(2,094,703)
Net increase in net assets from capital transactions	94,234,580	143,769,589
Total increase in net assets	69,769,808	148,735,504

Net Assets:
Beginning of Year	301,524,507	152,789,003
End of Year	$371,294,315	$301,524,507

Capital shares transactions:
Shares sold:
Class I	6,518,876	7,011,668
Class A	141,754	259,548
Class L	—	—
Class T	18,643	112,881
Shares reinvested:
Class I	392,085	286,959
Class A	26,877	20,560
Class L	4,507	6,353
Class T	36,390	28,007
Shares repurchased:
Class I	(2,579,151)	(1,358,022)
Class A	(149,429)	(166,558)
Class L	(51,526)	(41,800)
Class T	(148,811)	(88,293)
Net increase from capital share transactions	4,210,215	6,071,303

*	Net of sales charges.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Cash Flows
For the Year Ended September 30, 2025

Cash flows from operating activities:
Net increase in net assets resulting from operations	$13,042,614
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(676,228,251)
Proceeds from redemptions, sales, or other dispositions of investments	592,955,636
Accretion of discount	(21,086,177)
Net realized (gain) loss from investments:
Investments	17,790,326
Foreign currency transactions	17,929
Forward foreign exchange contracts	13,704,473
Swap contracts	487,722
Purchased option contracts	4,843,071
Written options contracts	(2,110,441)
Net change in unrealized (appreciation) depreciation from investments:
Investments	(6,369,131)
Foreign currency transactions	1,069,408
Forward foreign exchange contracts	(1,828,164)
Swap contracts	2,808,418
Purchased options contracts	1,471,491
Written options contracts	(1,259,155)
Change in operating assets and liabilities:
Assets:
Investments sold	351,719
Dividends	(57,752)
Interest	(1,009,479)
Escrow proceeds	194,005
Prepaid expenses	(30,368)
Liabilities:
Investments purchased	23,659,466
Due to custodian	480,000
Management fee	286,316
Custody fee	8,485
Accounting and administration fees	(55,151)
Professional fees	73,204
Transfer agent fees and expenses	15,065
Distribution fees	(1,369)
Shareholder servicing fees	1,348
Accrued other expenses	3,894
Net cash used in operating activities	(36,770,848)

Cash flows from financing activities:
Proceeds from shares sold	149,782,066
Payment on shares repurchased	(65,435,532)
Cash distributions paid, net of reinvestment	(27,456,489)
Net cash provided by financing activities	56,890,045

Effect of foreign exchange rate changes in cash	(12,963,646)

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Cash Flows (continued)
For the Year Ended September 30, 2025

Net change in cash and cash equivalents	$7,155,551

Cash, restricted cash, and foreign currency at beginning of period	17,105,690

Cash, restricted cash, and foreign currency at end of period	$24,261,241

Supplemental schedule of non-cash activity:
Reinvestment of distributions	$10,050,897
Payment in kind interest payments	5,961,421

Reconciliation of cash, restricted cash, and foreign currency at the beginning of year to the Statement of Assets and Liabilities
Cash	$50,000
Restricted cash:
Deposits held at broker for forward contracts	10,040,000
Deposits held at broker for swap contracts	6,890,594
Foreign currency	125,096
$17,105,690
Reconciliation of cash, restricted cash, and foreign currency at the end of year to the Statement of Assets and Liabilities
Cash	$230,083
Restricted cash:
Deposits held at broker for forward contracts	10,120,000
Deposits held at broker for swap contracts	8,146,397
Deposits held at broker for option contracts	6,421,924
Foreign currency	7,047,921
Foreign currency, due to broker	(7,225,084)
Cash due to custodian	(480,000)
$24,261,241

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated

Year ending September 30,(6)	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of year	Total return(2)	Gross expenses(3)	Net expenses(3),(4)	Net investment income(4)	Net assets, end of year (in thousands)	Portfolio turnover rate
Class I
2025	$23.78	$2.99	$(2.17)	$0.82	$(2.21)	$(0.40)	$—	$(2.61)	$21.99	3.90%	2.39%	2.25%	13.33%	$349,887	94%
2024	23.13	2.72	(0.06)	2.66	(1.77)	(0.24)	—	(2.01)	23.78	11.92	2.55	2.25	11.46	275,465	77
2023	22.80	2.16	1.41	3.57	(2.84)	(0.40)	—	(3.24)	23.13	16.66	2.82	2.25	9.32	130,454	60
2022	29.37	1.99	1.89	3.88	(3.55)	(6.90)	—	(10.45)	22.80	16.93	3.46	2.25	8.04	47,067	72
2021	23.94	1.22	5.26	6.48	(1.05)	—	—	(1.05)	29.37	27.25	3.05	2.28	4.55	35,866	98
Class A
2025	23.76	2.93	(2.17)	0.76	(2.16)	(0.40)	—	(2.56)	21.96	3.61	2.64	2.50	13.05	11,322	94
2024	23.11	2.69	(0.09)	2.60	(1.71)	(0.24)	—	(1.95)	23.76	11.68	2.80	2.50	11.36	11,806	77
2023	22.79	2.03	1.48	3.51	(2.79)	(0.40)	—	(3.19)	23.11	16.38	3.07	2.50	8.80	8,857	60
2022	29.37	1.95	1.86	3.81	(3.49)	(6.90)	—	(10.39)	22.79	16.61	3.71	2.50	7.93	2,386	72
2021	23.94	1.45	4.97	6.42	(0.99)	—	—	(0.99)	29.37	26.96	3.30	2.53	5.33	1,454	98
Class T
2025	23.63	2.77	(2.13)	0.64	(2.05)	(0.40)	—	(2.45)	21.82	3.07	3.14	3.00	12.44	10,085	94
2024	23.00	2.55	(0.08)	2.47	(1.60)	(0.24)	—	(1.84)	23.63	11.10	3.30	3.00	10.88	13,136	77
2023	22.70	2.05	1.33	3.38	(2.68)	(0.40)	—	(3.08)	23.00	15.80	3.57	3.00	8.90	11,573	60
2022	29.31	1.86	1.80	3.66	(3.37)	(6.90)	—	(10.27)	22.70	16.01	4.21	3.00	7.62	6,624	72
2021	23.93	1.43	4.84	6.27	(0.89)	—	—	(0.89)	29.31	26.32	3.80	3.03	5.26	3,037	98

(1)	Based on average shares outstanding during the period.
(2)	Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Financial Highlights (continued)
For a share of common stock outstanding throughout the periods indicated

(3)	Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense are as follows:

	Gross Expenses	Net Expenses(4)
Class I
2025	2.39%	2.25%
2024	2.55	2.25
2023	2.82	2.25
2022	3.45	2.25
2021	3.02	2.25
Class A
2025	2.64	2.50
2024	2.80	2.50
2023	3.07	2.50
2022	3.70	2.50
2021	3.27	2.50
	Gross Expenses	Net Expenses(4)
Class T
2025	3.14%	3.00%
2024	3.30	3.00
2023	3.57	3.00
2022	4.20	3.00
2021	3.77	3.00

(4)	The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 5).

Credit Facility, period ended:	September 30, 2025		September 30, 2024(5)	September 30, 2023	September 30, 2022	September 30, 2021
Senior securities, end of period (000’s)	$	N/A	$—	$—	$—	$—
Asset coverage, per $1,000 of senior security principal amount		N/A	—	—	—	—
Asset coverage ratio of senior securities		N/A	0%	0%	0%	0%

(5)	The Fund’s Credit Facility with BNP Paribas was terminated effective November 22, 2023.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements
September 30, 2025

1. Organization

BlueBay Destra International Event-Driven Credit Fund (the “Fund”) was established as a Delaware statutory trust on November 13, 2017. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund currently offers three classes of Shares, Classes I, A, and T. All classes of Shares have equal rights and voting privileges, except in matters affecting a single class. The Fund has adopted a fundamental policy to make a quarterly repurchase offer (“Repurchase Offer”) between 5% and 25% of the Fund’s outstanding Shares. The Fund’s inception date was May 9, 2018 (Class I Shares). The Fund’s commencement of investment operations date was on the business day following the inception date. Effective July 21, 2025, Class L shares were liquidated and are no longer available for purchase.

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is RBC Global Asset Management (UK) Limited (the “Sub-Adviser” or “RBC BlueBay”). The Sub-Adviser is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”).

The Fund’s investment objective is to provide attractive total returns, consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets (including borrowings for investment purposes) in credit related instruments and/or investments that have similar economic characteristics as credit related instruments that are considered by the Fund to have the potential to provide a high level of total return. Credit related instruments include bonds, debt securities and loans issued by various U.S. and non-U.S. public- or private-sector entities, including issuers in emerging markets, derivatives and cash equivalents. There is no limit on the credit quality, duration or maturity of any investment in the Fund’s portfolio. Under normal market conditions, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers, which may include those in emerging markets.

The Fund focuses on investing in long and short positions of debt (fixed or floating rate bonds and loans) or equity securities, including exchange-traded funds, preferred stock, warrants, and options on these securities, depositary receipts such as American Depositary Receipts, and derivatives such as futures and options on futures. These investments may be traded over-the-counter or on an exchange. The Fund may invest in issuers of any size, and in U.S. and non-U.S. issuers. Under normal market conditions, the Fund’s investments in equity securities, at the time of investment, will be limited to 20% of its total assets.

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

2. Significant Accounting Policies

(a) Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

(b) Investment Income, Expenses and Distributions

Investment income, expenses other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of Shares based upon the proportion of the net asset value (“NAV”) of each class of Shares at the beginning of each day. Investment transactions are recorded on a trade-date basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes net investment income, if any, quarterly and net realized gains (net of any capital loss carryovers) annually. Discounts and premiums on securities purchased are accreted and amortized using the yield-to-maturity method over the lives of the respective securities. Withholding taxes on foreign interest have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

(c) Cash and Restricted Cash

Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of September 30, 2025, the Fund had restricted cash in the amount of $24,688,321. The restricted cash represents deposits held at brokers as collateral for various derivative contracts.

(d) Investment Valuation

The Board of Trustees of the Fund (“the Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820-10”). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s Sub-Adviser, outside legal counsel, or other third-party consultants in their discussions and deliberations.

In determining NAV, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments, including futures and options contracts, generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Sub-Adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s Shares.

In certain situations, the valuation designee may use the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. portfolio instruments may trade on days when Fund Shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund Shares cannot be redeemed. The valuation designee expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.

Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates fair value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists:

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features, Internal Rate of Return (“IRR”), Multiple on Invested Capital (“MOIC”), Yield to Worst (“YTW”), and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments. Use of non-binding indicative prices provided by an independent pricing service or broker may also be utilized as a market approach of fair value.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For private company equity interests, various factors may be considered in determining fair value, including but not limited to multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a private company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the private companies, the acquisition price of such investment or industry practices in determining fair value. The valuation designee may also consider the size and scope of a private company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the private company relative to comparable firms, as well as such other factors as the valuation designee, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with the Valuation Procedures. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the valuation designee, under the supervision of the Board.

Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

(e) Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, transfer or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

(f) Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(g) Derivatives

Swap Contracts — The Fund may engage in various swap transactions, including forward rate and interest rate agreements, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in exchange traded credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection) and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as net change in unrealized appreciation/(depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as net change in unrealized appreciation/(depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. As of September 30, 2025, the Fund did not have any outstanding interest rate swap contracts.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2025, the Fund had one outstanding credit default swap contract.

Foreign Exchange Contracts — The Fund may enter into foreign currency exchange contracts. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund. All foreign currency exchange contracts are market-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction, or by the delivery, or receipt, of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be affected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

(h) Restricted Securities

Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.

Additional information on each illiquid and restricted investment held by the Fund at September 30, 2025 is as follows:

Security	Acquisition Date	Cost	Value	Percentage of Net Assets
Accell Group Holding B.V., 8.961%	6/4/2025	$3,536,053	$3,855,486	1.04%
Bond HoldCo SA, Class A Shares	5/31/2024	3,601	—	0.00
Compact Bidco BV, Common Shares	11/28/2024	—	1,911,481	0.51
Compact Bidco BV, 12.000%	11/25/2024	17,345,520	18,899,306	5.09
Compact Bidco BV, 12.000%	3/28/2025	4,398,078	4,755,893	1.28
Floatel International, Ltd., Common Shares	10/3/2024	422,667	484,507	0.13
Frigo Debtco PLC, Common Shares	2/21/2023	—	13,997	0.00
Frigo Newco 1 Ltd., Common Shares	10/30/2023	224,493	22,490	0.01
Galileo Global Technologies Ltd, 13.750%	2/14/2025	7,000,000	5,110,000	1.38
Government of Bahamas, 8.239%	7/30/2024	3,027,055	3,376,486	0.91
House of Fraser Funding PLC, 6.650%	3/27/2019	71,368	42,969	0.01
Hurtigruten Newco AS, 12.145%	5/28/2024	2,381,481	1	0.00
IFA Holding GmbH TL, 0.000%	8/21/2023	71,978	—	0.00
IFA Holding GmbH TL, 6.000%	8/21/2023	356,085	329,896	0.09
IFA Holding GmbH TL, 7.98%	2/11/2022	1,436,419	1,125,193	0.30

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

Security	Acquisition Date	Cost	Value	Percentage of Net Assets
IFA Holding GmbH TL, 7.98%	2/11/2022	$1,299,807	$1,018,032	0.27%
VARTA AKTIENGESELLSCHAFT	3/26/2025	—	735,997	0.20
Johanna 410 Vermögensverwaltungs GmbH	3/26/2025	—	34	0.00
Paper Industries TopCo, Ltd., Common Shares	5/20/2019	626,356	128,357	0.03
Praesidiad, Ltd., 10.083%	6/6/2024	329,454	347,094	0.09
Praesidiad, Ltd., 10.083%	6/11/2024	324,570	347,094	0.09
Praesidiad, Ltd., 0.250%	6/12/2024	6,547,798	106,896	0.03
Praesidiad, Ltd., 9.083%	6/12/2024	2,712,100	2,003,412	0.54
Praesidiad, Ltd., 10.083%	11/8/2023	629,028	678,651	0.18
Praesidiad, Ltd., 10.083%	2/21/2025	402,032	437,303	0.12
Praesidiad, Ltd., 0.000%	2/21/2025	98,539	107,976	0.03
Praesidiad, Ltd., Common Shares	5/28/2024	—	—	—
Prosafe SE, 11.000%	7/21/2025	5,384,786	4,671,302	1.26
Prosafe SE, 11.000%	7/9/2025	11,503,990	11,647,790	3.14
Quintis Australia Pty, Ltd., Common Shares	10/30/2019	—	—	—
Sprint Intermediate Co B.V., Class B	2/12/2025	—	8,470	0.00
Sprint Intermediate Co B.V., Class C	2/12/2025	—	3,017	0.00
Standard Profil Automotive GmbH, 15.000%	5/2/2025	6,533,126	6,728,910	1.81
Standard Profil Automotive GmbH, 15.000%	5/2/2025	1,675,669	1,726,781	0.47
Standard Profil Automotive GmbH, 6.250%	3/14/2025	5,701,908	6,743,796	1.82
Standard Profil Automotive GmbH, 15.000%	10/29/2024	23,033,200	12,156,135	3.27
Takko Luxembourg TL, 15.000%	2/23/2023	4,889,620	3,671,313	0.99
Takko, A Shares	2/23/2023	—	1,104,699	0.30
Takko, B Shares	2/23/2023	—	1,104,699	0.30
Takko, C Shares	2/23/2023	—	1,104,699	0.30
Takko, D Shares	2/23/2023	—	1,104,699	0.30
Takko, E Shares	2/23/2023	—	1,104,699	0.30
Takko, F Shares	2/23/2023	—	1,104,699	0.30
Takko, G Shares	2/23/2023	—	1,104,699	0.30
Takko, H Shares	2/23/2023	—	1,104,699	0.30
Takko, I Shares	2/23/2023	—	1,104,699	0.30
Takko, J Shares	2/23/2023	—	1,104,699	0.30
Varta AG, 11.743%	3/25/2025	5,071,879	5,482,766	1.48
Varta AG, 5.493%	3/26/2025	4,567,057	4,576,518	1.23
Varta AG, 5.493%	3/26/2025	362,067	354,131	0.09
Varta AG, 5.493%	3/26/2025	250,786	215,635	0.06
Varta AG, 9.743%	3/26/2025	3,553,105	3,533,845	0.95
Varta Consumer Batteries GmbH, 12.117%	3/25/2025	1,002,916	1,095,351	0.29
		$126,774,591	$119,501,301	32.19%

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

(i) Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

(j) Segment Reporting

The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

3. Fair Value Measurement

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).

These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities reflected in the Schedule of Investments as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Bank Loans
Bahamas	$—	$—	$3,376,486	$3,376,486
France	—	19,439,242	—	19,439,242
Germany	—	—	32,930,853	32,930,853
Jersey	—	2,056,306	—	2,056,306
Luxembourg	—	23,045,822	3,671,313	26,717,135
Netherlands	—	8,929,703	27,510,685	36,440,388
Norway	—	—	16,319,093	16,319,093
United Kingdom	—	—	4,028,426	4,028,426
United States	—	3,754,991	—	3,754,991
Corporate Debt Securities
United States	—	—	—	—
International Debt Securities
Australia	—	—	674	674
Bermuda	—	24,119,367	—	24,119,367
France	—	4,977,693	—	4,977,693
Germany	—	4,081,000	12,156,135	16,237,135
Jersey	—	343,463	—	343,463
Luxembourg	—	12,512,075	646,211	13,158,286
Norway	—	10,215,895	—	10,215,895
United Kingdom	—	10,716,151	5,152,969	15,869,120
International Equities
Bermuda	11,532,536	—	—	11,532,536
France	2,861,486	—	—	2,861,486
Luxembourg	17,001,988	—	—	17,001,988
Norway	26,483,243	—	—	26,483,243
United Kingdom	12,066,001	—	—	12,066,001
Private Companies
Australia	—	—	—	—
Bermuda	—	—	484,507	484,507
Germany	—	—	736,031	736,031
Luxembourg	—	1,885	11,175,364	11,177,249
Netherlands	—	—	1,922,968	1,922,968
United Kingdom	—	—	36,487	36,487
Purchased Options Contracts	3,774,951	—	—	3,774,951
Short-Term Investments	56,890,825	—	—	56,890,825
Total	130,611,030	124,193,593	120,148,202	374,952,825

	Level 1	Level 2	Level 3	Total
Written Options Contracts	$(2,083,472)	$—	$—	$(2,083,472)

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

The following is a summary of valuation inputs used to measure the Fund’s assets and liabilities of other financial instruments that are derivative instruments not reflected in the Schedule of Investments as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Forward Foreign Exchange Contracts	$—	$(384,127)	$—	$(384,127)
Swap Contracts	—	(2,971,396)	—	(2,971,396)
Total	$—	$(3,355,523)	$—	$(3,355,523)

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of September 30, 2025:

	Balances as of September 30, 2024	Transfers Into (Out of) Level 3	Purchase of Investments(1)	Proceeds from Sale of Investments(2)	Net Realized Gain (Loss) on Investments	Amortization of Premium and Accretion of Discount	Net Change in Unrealized Appreciation (Depreciation) on Investments	Balance as of September 30, 2025	Net Change in Unrealized Appreciation (Depreciation) Attributable to Level 3 Investments Held at September 30, 2025
Bank Loans
Bahamas	9,601,707	—	—	(6,319,353)	282,088	49,054	(237,010)	3,376,486	(237,010)
Germany	23,343,267	—	27,313,634	(27,839,908)	2,071,845	4,837,817	3,204,198	32,930,853	3,204,198
Luxembourg	6,322,510	—	11,450,810	(8,994,360)	(2,594,443)	(2,028,986)	(484,218)	3,671,313	(484,218)
Netherlands	8,095,524	—	15,668,112	—	—	50,733	3,696,316	27,510,685	3,696,316
Saudi Arabia	801,936	—	—	(577,869)	(2,018,185)	—	1,794,118	—	1,794,118
Singapore	—	289,307	53,882	(669)	(288,632)	—	(53,888)	—	(53,888)
Norway	—	—	16,888,776	—	—	—	(569,683)	16,319,093	(569,683)
United Arab Emirtaes	2,332,840	—	—	(2,408,100)	104,798	54,590	(84,128)	—	(84,128)
United Kingdom	7,173,466	—	524,337	—	—	624,111	(4,293,488)	4,028,426	(4,293,488)
Corporate Debt Securities
United States	33,560	—	—	—	—	—	(33,560)	—	(33,560)
International Debt Securities
Australia	666	—	—	—	—	379	(371)	674	(371)
Germany	—	—	17,745,691	—	—	5,287,509	(10,877,065)	12,156,135	(10,877,065)
Luxembourg	264,266	—	665,821	—	—	31,956	(315,832)	646,211	(48,765)
United Kingdom	10,376	—	7,000,000	—	—	—	(1,857,407)	5,152,969	(1,857,407)
Private Companies
Bermuda	—	—	422,667	—	—	—	61,840	484,507	61,840
Germany	—	—	—	—	—	—	736,031	736,031	736,031
Luxembourg	2,464,485	(3,601)	—	—	(51,935)	—	8,766,415	11,175,364	8,766,415
Netherlands	—	—	—	—	—	—	1,922,968	1,922,968	1,922,968
United Kingdom	8,128,190	—	—	(7,537,535)	(53,857)	—	(500,311)	36,487	(500,311)
TOTAL	68,572,793	285,706	97,733,730	(53,677,794)	(2,548,321)	8,907,163	874,925	120,148,202	1,141,992

(1)	Includes acquisitions related to corporate actions.
(2)	Includes return of capital.

Transfers into Level 3 during the period represent investments being valued using unobservable third-party inputs.

Transfers out of Level 3 during the period represent investments being valued using observable market data.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2025:

Investments	Fair Value as of September 30, 2025	Valuation Technique	Unobservable Inputs	Discount Rate/ Price/Range (Simple Average)	Impact on Valuation from an Increase in Input
Bank Loans
Bahamas
Government of Bahamas	$3,376,486	Market Approach	Indicative Broker Quote	CHF 99 – 100 (CHF 99.5)	Increase

Germany
IFA Holding GmbH TL	329,896	Enterprise Market Value	EV/EBITDA multiple	1.9x – 4.9x	Increase
IFA Holding GmbH TL	1,125,193	Enterprise Market Value	EV/EBITDA multiple	1.9x – 4.9x	Increase
IFA Holding GmbH TL	1,018,032	Enterprise Market Value	EV/EBITDA multiple	1.9x – 4.9x	Increase
Standard Profil Automotive GmbH	6,728,910	Income Approach	Liquidation	100%	Increase
Standard Profil Automotive GmbH	1,726,781	Income Approach	Liquidation	100%	Increase
Standard Profil Automotive GmbH	6,743,796	Income Approach	Liquidation	100%	Increase
Standard Profil Automotive GmbH	12,156,135	Income Approach	IRR, MOIC	24.8%, 1.15x	Increase
Varta AG	5,482,766	Market Approach	Indicative Broker Quote	EUR 100.0 – 102.5 (EUR 101.25)	Increase
Varta Consumer Batteries GmbH	1,095,351	Market Approach	Indicative Broker Quote	EUR 100.0 – 102.5 (EUR 101.25)	Increase
Varta AG	4,576,518	Market Approach	Indicative Broker Quote	EUR 74 – 80 (EUR 77)	Increase
Varta AG	354,131	Market Approach	Indicative Broker Quote	EUR 72 – 78 (EUR 75)	Increase
Varta AG	3,533,845	Market Approach	Indicative Broker Quote	EUR 72 – 78 (EUR 75)	Increase
Varta AG	215,635	Market Approach	Indicative Broker Quote	EUR 35 – 50 (EUR 42.5)	Increase

Luxembourg
Takko Luxembourg TL, 15.000%	3,671,313	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase

Netherlands
Accell Group Holding B.V.	3,855,486	Market Approach	Indicative Broker Quote	EUR 63 – 66.25 (EUR 64.625)	Increase
Compact Bidco BV	18,899,306	Enterprise Market Value	Discount to Revenue	0 – 70%	Increase
Compact Bidco BV	4,755,893	Enterprise Market Value	Discount to Revenue	0 – 70%	Increase

Norway
Prosafe SE	11,647,790	Market Approach	Indicative Broker Quote	USD 100 – 102 (USD 101)	Increase
Prosafe SE	4,671,302	Market Approach	Indicative Broker Quote	USD 84.5 – 86.5 (USD 85.50)	Increase

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

Investments	Fair Value as of September 30, 2025	Valuation Technique	Unobservable Inputs	Discount Rate/ Price/Range (Simple Average)	Impact on Valuation from an Increase in Input
United Kingdom
Praesidiad, Ltd.	$678,651	Market Approach	Indicative Broker Quote	EUR 94 – 96 (EUR 95)
Praesidiad, Ltd.	437,303	Market Approach	Indicative Broker Quote	EUR 95 – 100 (EUR 97.5)	Increase
Praesidiad, Ltd.	107,976	Market Approach	Indicative Broker Quote	EUR 95 – 100 (EUR 97.5)	Increase
Praesidiad, Ltd.	347,094	Market Approach	Indicative Broker Quote	EUR 95 – 100 (EUR 97.5)	Increase
Praesidiad, Ltd.	347,094	Market Approach	Indicative Broker Quote	EUR 95 – 100 (EUR 97.5)	Increase
Praesidiad, Ltd.	106,896	Enterprise Market Value	EV/EBITDA multiple	6.2x	Increase
Praesidiad, Ltd.	2,003,412	Enterprise Market Value	EV/EBITDA multiple	6.2x	Increase

International Debt
Australia
Quintis Australia, Pty, Ltd. Corporate Debt	674	Expected recovery value	IRR, Liquidation, MOIC	133.4% 10 – 12% 1.4x	Increase

Luxembourg
HSE Finance S.a.r.l.	376,337	Market Approach	Indicative Broker Quote	EUR 20 – 25 (EUR 22.50)	Increase
Paper Industries Intermediate Financing Sarl	269,874	Market Approach	Indicative Broker Quote	EUR 90.05 – 91.95 (EUR 91)	Increase

United Kingdom
Galileo Global Technologies Ltd	5,110,000	Income Approach	IRR/YTW	30%	Increase
House of Fraser Funding PLC	42,969	Market Approach	Indicative Broker Quote	GBP 0.05 – 0.80 (GBP 0.425)	Increase

Private Companies
Bermuda
FLOATEL INT LTD	484,507	Market Approach	Indicative Broker Quote	NOK 9.50 – 12.50 (NOK 11)	Increase

Germany
VARTA AKTIENGESELLSCHAFT	735,997	Market Approach	Indicative Broker Quote	EUR 0.12 – 0.24 (EUR 0.18)	Increase

Luxembourg
Paper Industries TopCo, Ltd., Common Shares	128,357	Market Approach	Indicative Broker Quote	EUR 0.0005 – 0.0070 (EUR 0.00375)	Increase
Takko, A Shares	1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase
Takko, B Shares	1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase
Takko, C Shares	1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase
Takko, D Shares	1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase
Takko, E Shares	1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

Investments	Fair Value as of September 30, 2025	Valuation Technique	Unobservable Inputs	Discount Rate/ Price/Range (Simple Average)	Impact on Valuation from an Increase in Input
Takko, F Shares	$1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase
Takko, G Shares	1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase
Takko, H Shares	1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase
Takko, I Shares	1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase
Takko, J Shares	1,104,699	Enterprise Market Value	EV/EBITDA multiple	EUR 400.9	Increase

Netherlands
Compact Bidco BV, Common Shares	1,911,481	Enterprise Market Value	Indicative Broker Quote	EUR 2.5	Increase
Sprint Intermediate Co B.V., Class C	3,017	Market Approach	Indicative Broker Quote	EUR 0.001 – 0.01 (EUR 0.0055)	Increase
Sprint Intermediate Co B.V., Class B	8,470	Market Approach	Indicative Broker Quote	EUR 0.001 – 0.01 (EUR 0.0055)	Increase

United Kingdom
Frigo Debtco PLC, Common Shares	13,997	Market Approach	Indicative Broker Quote	EUR 0.5 – 3.5 (EUR 2)	Increase
Frigo Newco 1 Ltd., Common Shares	22,490	Market Approach	Indicative Broker Quote	EUR 0.5 – 3.5 (EUR 2)	Increase
Total Investments(1)	$120,148,202

(1)	Certain Level 3 investments of the Fund, totaling fair value assets of $53, have been recorded at fair value using unadjusted third-party inputs (for example, broker quotes or third-party transactions). As such, these investments are insignificant to the financial statements as a whole and have been excluded from the preceding table.

4. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable monthly in arrears, at the annual rate of 1.75% of the Fund’s average daily Managed Assets during such period (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with RBC BlueBay. Under the Sub-Advisory Agreement, the Sub-Adviser will receive a sub-advisory fee (the “Sub-Advisory Fee”), payable monthly by the Adviser out of the Management Fee, in accordance with the following table:

	Management Fee Split
Managed Assets	Sub-Adviser	Adviser
Principal Seed Capital at Cost	100%	0%
Next $100 Million over Principal Seed Capital at Cost	70%	30%
In excess of $100 Million over Principal Seed Capital at Cost	60%	40%

UMB Fund Services, Inc. (“UMBFS”) served as the Fund’s Administrator, Accounting Agent, and Transfer Agent through February 9, 2025. Effective February 10, 2025, Ultimus Fund Solutions, LLC replaced UMBFS as the Fund’s administrator, accountant, and transfer agent. Bank of New Yor Mellon serves as the Fund’s Custodian.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

5. Expense Limitation

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to reimburse and/or pay or absorb, on a monthly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.50% per annum of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation may be adjusted for different classes of Shares to account for class-specific expenses.

In consideration of the Expense Limitation Agreement, the Fund has agreed to repay the Adviser pro rata in the amount of any Fund expense paid or waived by it, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the date such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when the Adviser reimbursed, paid or absorbed the ordinary operating expenses that are the subject of the repayment, to be exceeded. Unless earlier terminated by the Board, the Expense Limitation Agreement will remain in effect until January 31, 2035, and will automatically continue in effect for successive twelve-month periods thereafter. The Adviser may not terminate the Expense Limitation Agreement during the initial term. After the initial term, either the Board or the Adviser may terminate the Expense Limitation Agreement upon 30 days’ written notice. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s Trustees, legal fees related to the organization and offering of the Fund, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) Management Fee, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses, and (g) extraordinary expenses.

For the year ended September 30, 2025, the Adviser waived expenses totaling $439,426 that are subject to reimbursement. As of September 30, 2025, the following amounts are subject to recapture by the Adviser by the following dates:

September 30,	September 30,	September 30,
2026	2027	2028
$555,026	$660,488	$439,426

6. Capital Stock

The Fund engages in a continuous offering of Shares under Rule 415 under the Securities Act of 1933, as amended. The Fund has registered a total of 5,040,000 Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares in all classes, with a par value of $0.001. The Fund is offering to sell, through its distributor, Destra Capital Investments LLC (the “Distributor”) its Shares at the then-current NAV per Share. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The minimum initial investment (waived in certain circumstances) for Class I, A, and T Shares is $100,000, $2,500, and $2,500, respectively. There is no minimum for subsequent investments. All Share purchases are subject to approval of the Adviser. The minimum investment requirement may be waived in the Fund’s sole discretion. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account.

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time, if ever. No secondary market is expected to develop for the Fund’s Shares; liquidity for the Shares will be provided only through quarterly Repurchase Offers for no less than 5% and no more than 25% of the Fund’s outstanding Shares pursuant to Rule 23c-3 of the 1940 Act, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in the Repurchase Offer. If shareholders tender more than the Repurchase Offer amount for any given Repurchase Offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the Shares on a pro rata basis, subject to limited exceptions. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s Shares may be speculative and involves a high degree of risk, including the risks associated with leverage.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

During the year ended September 30, 2025, the Fund had four Repurchase Offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount		% of Shares Repurchased	Number of Shares Repurchased
December 17, 2024	January 21, 2025	6	%*	5.40%	787,856
March 17, 2025	April 21, 2025	5%		3.26%	502,442
June 16, 2025	July 21, 2025	7	%**	6.80%	1,091,538
September 15, 2025	October 20, 2025	6	%*	5.41%	922,721

*	The Fund opted to increase the number of Shares offered to repurchase by 1% to avoid proration.
**	The Fund opted to increase the number of Shares offered to repurchase by 2% to avoid proration.

7. Distribution and Shareholder Servicing Plans

Class T Shares have adopted a distribution plan (the “Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.50% of the average daily net assets of Class T Shares. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries based on the value of Shares held by such intermediaries’ customers.

Class A and Class T Shares have adopted a shareholder servicing plan (the “Servicing Plan”) under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of customers who own Class A or Class T Shares of the Fund. The Servicing Plan permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A and Class T Shares, respectively.

8. Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities and short-term obligations, for the year ended September 30, 2025, were $330,359,834 and $277,997,787, respectively.

9. Master Reverse Repurchase Agreement

During the year ended September 30, 2025, the Fund entered into a Master Repurchase Agreement (the “Reverse Repurchase Facility”) with Nomura International plc (“Nomura”), which provides that Nomura may from time to time, purchase certain assets from the Fund and the Fund agrees to repurchase such assets back pursuant to the Reverse Repurchase Facility. During the year ended September 30, 2025, there were no transactions consummated nor required collateral posted under the Reverse Repurchase Facility.

10. Revolving Credit Facility

The Fund previously had a secured revolving line of credit facility with BNP Paribas (the “Credit Facility”) with no stated maturity date. The Fund could borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $500,000,000 or one-third of the value of its total assets, with an interest rate on borrowings of 3-month LIBOR plus 0.90% per annum. Effective November 22, 2023, the Fund’s Credit Facility with BNP Paribas has been terminated. During the year ended September 30, 2025, there were no borrowings on this agreement.

11. Asset Coverage

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Reverse Repurchase Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

12. Other Derivative Information

The following is a summary of the average quarterly notional value of derivatives as of September 30, 2025, as well as the notional value outstanding as of September 30, 2025:

	Average Quarterly Notional Value	Notional Value Outstanding
Forward foreign exchange contracts purchased long	$13,855,062	$12,041,277
Forward foreign exchange contracts sold short	226,035,313	230,011,613
Credit default swap contracts	40,191,076	51,214,355
Purchased options contracts	195,085,000	205,650,000
Written options contracts	172,127,500	182,800,000

The effects of these derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities (“SAL”) and Statement of Operations, and are presented in the table below. The values of derivative instruments as of September 30, 2025 by risk category are as follows:

	Risk Category
Derivative Assets (Liabilities)	Foreign Currency Risk	Credit Risk	Equity Risk
Unrealized appreciation on forward foreign exchange contracts	$318,501	$—	$—
Unrealized depreciation on forward foreign exchange contracts	(702,628)	—	—
Unrealized depreciation on swap contracts	—	(2,971,396)	—
Purchased options contracts	—	—	3,774,951
Written options contracts	—	—	(2,083,472)
Net	$(384,127)	$(2,971,396)	$(1,570,333)

	Risk Category
Derivative Realized Gain (Loss)	Foreign Currency Risk	Credit Risk	Equity Risk
Forward foreign exchange contracts	$(13,704,473)	$—	$—
Swap contracts	—	(487,722)	—
Purchased option contracts	—	—	(4,843,071)
Written option contracts	—	—	2,110,441
Net	$(13,704,473)	$(487,722)	$(2,732,630)

	Risk Category
Derivative Change in Unrealized Appreciation (Depreciation)	Foreign Currency Risk	Credit Risk	Equity Risk
Forward foreign exchange contracts	$1,828,164	$—	$—
Swap contracts	—	(2,808,418)	—
Purchased options contracts	—	—	(1,471,491)
Written options contracts	—	—	1,259,155
Net	$1,828,164	$(2,808,418)	$(212,336)

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

Offsetting of Assets and Liabilities — Disclosures about offsetting assets and liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of September 30, 2025, no master netting arrangements exist related to the Fund. The Fund’s SAL presents derivative instruments on a gross basis, therefore, no net amounts and no offset amounts exist within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets			Derivative (Liabilities)				Collateral Pledged
Counterparty	Forward Foreign Exchange Contracts	Credit Default Swap Contracts	Written Option Contracts	Forward Foreign Exchange Contracts	Credit Default Swap Contracts	Purchased Option Contracts	Net Derivative Assets (Liabilities)	Financials Instruments	Cash(1)	Net Amount
Citibank N.A.	$318,501	$—	$—	$(702,628)	$—	$—	$(384,127)	$—	$384,127	$—
Citigroup Global Markets, Inc.	—	—	1,886,846	—	—	(3,457,179)	(1,570,333)	—	1,570,333	—
Morgan Stanley	—	—	—	—	(2,940,094)	—	(2,940,094)	—	2,940,094	—
	$318,501	$—	$1,886,846	$(702,628)	$(2,940,094)	$(3,457,179)			$4,894,554

(1)	Amount of excess collateral totaled $19,793,767

13. Federal Tax Information

The Fund qualifies and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period. The Fund’s policy is to classify any interest or penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then).

The Fund has no examination in progress during the year ended September 30, 2025. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year ended September 30, 2025. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At September 30, 2025, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Investments	$364,340,217
Gross unrealized appreciation	51,515,676
Gross unrealized depreciation	(42,986,539)
Net unrealized appreciation	$8,529,137

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

The difference between book basis and tax basis accumulated net investment income, unrealized appreciation (depreciation) and accumulated net realized loss from investments is primarily attributable to mark-to-market on open swaps, section 1256 options and forward foreign currency contracts, and the tax deferral of losses on wash sales.

As of September 30, 2025, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed ordinary income	$733,362
Undistributed long-term capital gains	—
Tax distributable earnings	733,362
Post October Loss and Late Year Loss	(21,970,584)
Capital Loss Carry Forwards	(343,800)
Other Book/Tax Differences	—
Unrealized appreciation on investments	7,459,617
Total distributable earnings	$(14,121,405)

The tax character of distributions paid during the years ended September 30, 2025 and September 30, 2024 was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$32,517,117	$18,036,818
Net long-term capital gains	4,990,269	1,425,378
Total distributions paid	$37,507,386	$19,462,196

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $21,970,584.

At September 30, 2025, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$—	$343,800	$343,800	$—

Permanent book and tax differences, primarily attributable to litigation write-offs and significant debt modifications, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2025, as follows:

Paid in Capital	Accumulated Deficit
$(992,618)	$992,618

14. Offering Price Per Share

A maximum front-end sales load of 5.75% for Class A Shares and 3.00% for Class T Shares is imposed on purchases. Class I Shares are not subject to a sales load. For the year ended September 30, 2025, there were $132,381 in sales charges received by broker dealers and $22,461 in sales charges received by affiliates.

15. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of September 30, 2025, Charles Schwab & Co. Inc. owned 38% of the Fund. These owners are comprised of multiple investors and accounts.

16. Trustees and Officers

The Destra Fund Complex (consisting of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund, a series of the Destra Investment Trust, and the Destra Multi-Alternative Fund) pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

Employees of PINE Advisors, LLC (“PINE”) serve as officers of the Fund. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Chief financial officer and chief compliance officer fees paid by the Fund for the year ended September 30, 2025 are disclosed in the Statement of Operations.

17. Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Investment and Market Risk — An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the portfolio of senior loans, corporate bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, the spread of infectious illness (including epidemics and pandemics) or other public health issues, local, regional or global events such as war or military conflict, terrorism, environmental disasters, trade disputes, changes in interest rates and perceived trends in securities prices. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Overall securities values could decline generally or could underperform other investments.

Credit Risk — Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it will invest in below investment grade securities.

Interest Rate Risk — If interest rates increase or otherwise change in a manner not anticipated by the Advisers, the value of the Fund’s investments may decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Event-Driven Strategy Risk — Generally, the success of an event-driven strategy depends on the success of the prediction of whether the anticipated corporate event occurs or a successful outcome is achieved as a result of the event. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected for the event, in which case the Fund may experience loss or fail to achieve a desired rate of return.

Senior Loans Risk — Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Shares. The liquidation value of any collateral securing a senior loan may not satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments. Such collateral may also not be readily liquid.

Subordinated Loans Risk — In addition to risks similar to those of senior loans, subordinated loans do not have the first priority lien on underlying collateral of the loan and any claims will be subordinated to those lienholders with a higher claim. The cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower.

Covenant-Lite Loans Risk — Some of the loans in which the Fund may invest, or get exposure to through its investments in structured securities, may be “covenant-lite,” which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Corporate Bond Risk — The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and intermediate- and longer-term corporate bonds are generally more sensitive to changes in interest rates. The market value of a corporate bond also may be affected by factors directly related to the borrower, such as investors’ perceptions of the creditworthiness of the borrower, the borrower’s financial performance, perceptions of the borrower in the marketplace, performance of management of the borrower, the borrower’s capital structure and use of

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

financial leverage and demand for the borrower’s goods and services. There is a risk that the borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Non-U.S. Securities Risk — The Fund’s investments in non-U.S. securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory events. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Mezzanine Investments Risk — The Fund may invest in mezzanine debt instruments that are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured.

Collateralized Loan Obligations (CLOs) Risk — (i) The underlying obligations of CLOs in which the Fund invests will include subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in senior loans. CLOs are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLOs may be characterized by the Fund as illiquid securities.

Asset-Backed Securities Risk — Asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements.

Below Investment Grade Rating Risk — Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Junk bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. These instruments may be particularly susceptible to economic downturns.

Leverage Risk — The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Special Situations and Stressed Investments Risk — Special situation investments are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Advisers. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

Reinvestment Risk — The Fund may reinvest the cash flows received from a security. There is a risk that the interest rate at which interim cash flows can be reinvested will fall.

Inflation/Deflation Risk — Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline.

Emerging Markets Risk — The Fund may invest in securities of issuers in “emerging markets” (or less developed countries). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Emerging markets are more likely to experience hyperinflation and currency devaluations, political instability and abrupt changes in policies. Emerging markets may be subject to more social, political and economic fluctuation than those of developed markets.

Foreign Currency Risk — Changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. Should the Fund invest in a debt security denominated in U.S. dollars and issued by an issuer whose functional currency is a currency other than the U.S. dollar, and such currency decreases in value against the U.S. dollar, such issuer’s ability to repay its obligation under the U.S. dollar-denominated security may be negatively impacted.

Sovereign Government and Supranational Debt Risk — Issuers of sovereign debt and supranational debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

Currency Hedging Risk — The Advisers may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Advisers cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Derivatives Risk — The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic securities, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage.

Swaps Risk — The Fund may also invest in credit default swaps, total return swaps and interest rate swaps, all of which are derivative instruments. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying reference assets. The Fund bears the risk of changes in value in the underlying reference assets. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. In a credit default swap, the protection “buyer” may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.

Options and Futures Risk — The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible Financial Intermediaries. When options are purchased, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Repurchase Agreements and Reverse Repurchase Agreements Risk — The Fund may invest in repurchase agreements. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Reverse repurchase agreements also involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase.

When-Issued Securities, Forward Commitments and Delayed Delivery Transactions Risk — Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future (sometimes referred to as “delayed delivery”). From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. If the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

Short Sales Risk — When the Fund makes a short sale, if the security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may borrow securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected.

Risks Associated with Investments in Equity Securities Incidental to Investments in Loans — From time to time, the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a loan or other debt instruments or in connection with a reorganization of a borrower. Investments in equity securities incidental to investments in loans or other debt instruments entail certain risks in addition to those associated with investments in loans or other debt instruments. Because equity is merely the residual value of a borrower after all claims and other interests, it is inherently more risky than loans or other debt instruments of the same borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company- and industry-specific developments and general market conditions. These risks may increase fluctuations in the NAV of the Shares. The Fund frequently may possess material non-public information about a borrower as a result of its ownership of a loan or other debt instruments of a borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the borrower when it would otherwise be advantageous to do so.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2025

Liquidity Risk — The Fund may invest in securities that, at the time of investment are illiquid. The Fund may also invest in restricted securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Less liquid investments that the Fund may want to invest in may be difficult or impossible to purchase. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities.

Management Risk — The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes or securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Repurchase Policy Risk — Quarterly repurchases by the Fund of its shares typically are funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Valuation Risk — Illiquid securities must be valued by Destra using fair value procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

18. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and has identified the following for disclosure in the Fund’s subsequent events:

On October 20, 2025, the Fund completed a quarterly Repurchase Offer (see Note 6) resulting in 5.41% of the Fund’s Shares being repurchased.

At a meeting held on November 13, 2025, the Board appointed Dominic Martellaro as an Interested Trustee of the Fund.

Bluebay Destra International Event-Driven Credit Fund
Report of Independent Registered Public Accounting Firm
September 30, 2025

To the Shareholders and Board of Trustees of

BlueBay Destra International Event-Driven Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueBay Destra International Event-Driven Credit Fund (the “Fund”) as of September 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, brokers, agent banks, and underlying private company management; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 5, 2025

Bluebay Destra International Event-Driven Credit Fund
Additional Information
September 30, 2025 (unaudited)

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of Shares of the Fund or of any securities mentioned in this report.

Corporate Dividends Received Deduction — For the fiscal year ended September 30, 2025, 0.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income — Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 4.02% as qualified dividend income paid during the fiscal year ended September 30, 2025.

Long-Term Capital Gain — The Fund designates $4,990,269 as a long-term capital gain distribution paid during the fiscal year ended September 30, 2025.

Proxy Voting — Policies and procedures that the Fund uses to determine how to vote proxies as well as information regarding how the Fund voted proxies for portfolio securities during the most recent 12-month period ended June 30 is available without charge and upon request by calling 877-855-3434, by visiting Destra Capital Investments LLC’s website at www.destracapital.com or on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Trustees and Officers Information
September 30, 2025 (unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees who are not “Interested Persons” of the Fund (as the term “Interested Person” is defined in the 1940 Act). The identity of the Trustees and the Fund’s executive officers and biographical information as of September 30, 2025 is set forth below. The address for each Trustee is c/o BlueBay Destra International Event-Driven Credit Fund, 443 N. Willson Ave., Bozeman, MT 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	November 2017	Financial Advisor, self-employed, Red Earth Finance LLC (2018 to present), mortgage banker, The Mortgage Company, (2018 to 2021).	3	Meridian Fund, Inc. (registered investment company) (4 portfolios); ArrowMark Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth year: 1952	November 2017	Private Investor (2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	3	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	November 2017	Retired (2014 to present).	3	None
Nicholas Dalmaso,(2) Chairman Birth year: 1965	November 2017	Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2021-present); General Counsel of EquityBee, Inc. (2022-2023); General Counsel (2014-2021) and Chief Compliance Officer (2014-2019) of M1 Holdings, Inc., M1 Finance LLC (a registered broker/dealer) and M1 Advisory Services LLC (an investment advisor).	3	Milliman Variable Insurance Trust (2 portfolios) Flaherty and Crumrine Investment Company (5 closed end funds)

(1)	The Fund Complex consists of the Fund, the Destra Multi-Alternative Fund, and the Destra Flaherty & Crumrine Preferred and Income Fund, the latter being a series of the Destra Investment Trust.
(2)	Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 Act) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.

Bluebay Destra International Event-Driven Credit Fund
Trustees and Officers Information (continued)
September 30, 2025 (unaudited)

The following persons serve as the Fund’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2017	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Management, Destra Capital Investments LLC and Destra Capital Advisors LLC (2011 to 2020).
Jake Schultz Birth year: 1996	Vice President since 2025 Secretary 2021 to 2025	Partner & Director, Portfolio Oversight & Analytics (2021 to Present); Director, Product Management (2020 to 2021); Product Analyst (2018 to 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.
Elizabeth Strong Birth Year: 1979	Secretary since 2025	Head of Fund and Corporate Operations, Destra Capital Management, Destra Capital Investments LLC and Destra Capital Advisors LLC (2025 to present); Head of Operations, Altegris Advisors, L.L.C. (2021-2025); Head of Fund Operations, Altegris Group of Companies and Artivest Holdings, Inc. (2018-2021).
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present).
Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020	Managing Director of PFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020).
Ken Merritt Birth year: 1961	Assistant Secretary since 2021	Partner & Director, Listed Alternatives (2025 to present), Partner & Director, Product Management & Development (2021 to 2025); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director, Fund Operations, Priority Income Fund, Destra Capital Management LLC (2012-2018).
Randi Roessler Birth year: 1981	Chief Compliance Officer since 2023	Director, PINE Advisor Solutions (March 2023 to present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018-2023).

The address for each executive officer is c/o BlueBay Destra International Event-Driven Credit Fund, 443 N. Willson Ave., Bozeman, MT 59715.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 877-855-3434 or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Fund Information

Board of Trustees John S. Emrich Michael S. Erickson Jeffrey S. Murphy Nicholas Dalmaso

Officers

Robert Watson

President

Jake Schultz

Vice President

Derek Mullins

Chief Financial Officer and Treasurer

Randi Roessler

Chief Compliance Officer

Marcie McVeigh

Assistant Treasurer

Elizabeth Strong

Secretary

Ken Merritt

Assistant Secretary

Investment Adviser

Destra Capital Advisors LLC

Bozeman, MT

Sub-Adviser

RBC Global Asset Management (UK) Limited

London, United Kingdom

Distributor

Destra Capital Investments LLC

Bozeman, MT

Administrator, Accounting Agent, and Transfer Agent

Ultimus Fund Solutions

Elkhorn, Nebraska

Custodian

Bank of New York Mellon

New York, NY

Legal Counsel

Faegre Drinker Biddle & Reath LLP

Philadelphia, PA

Independent Registered Public Accounting Firm

Cohen & Company, Ltd

Cleveland, OH

Trustee Counsel

Davis Graham LLP

Denver, CO

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward-looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your Shares of the Fund?

●	If your Shares are held in a Brokerage Account, contact your respective Broker.

(b)	Not Applicable

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal years 2024 and 2025 were as follows:

(a)	Audit Fees for Registrant.

Fiscal year ended September 30, 2024	$146,000
Fiscal year ended September 30, 2025	$266,000

(b)	Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended September 30, 2024	None
Fiscal year ended September 30, 2025	None

(c)	Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended September 30, 2024	$12,000
Fiscal year ended September 30, 2025	$12,000

(d)	All Other Fees.

Fiscal year ended September 30, 2024	None
Fiscal year ended September 30, 2025	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Appendix A.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Adam Phillips	Portfolio Manager	October 2020-Present	2020-present, Head of DM Special Situations 2019-2020, Head of Investments (Blantyre Capital) 2003-2012, Partner and CIO (Marathon Asset Management)

Duncan Farley	Portfolio Manager	Since Inception	2018-present, Portfolio Manager, DM Special Situations 2015-2018 Head of Event Driven Research, Global Leverage Finance

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2024:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in thousands)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in thousands)
Adam Phillips	Registered Investment Companies	0	$-	0	$-
	Other Pooled Investment Vehicles	2	$373,196	2	$373,196
	Other Accounts	0	$-	0	$-

Duncan Farley	Registered Investment Companies	0	$-	0	$-
	Other Pooled Investment Vehicles	2	$373,196	2	$373,196
	Other Accounts	0	$-	0	$-

Potential Conflicts of Interests

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Destra Capital Advisors LLC (the “Adviser”) and RBC Global Asset Management (UK) Limited (“RBC GAM UK”) have each adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

(a)(3)	Compensation Structure of Portfolio Manager(s)

Portfolio manager compensation consists of four components: a Base Salary, an Annual Discretionary Bonus, a Firm Profit Sharing Plan (“PSP”) and a Team Profit Sharing Plan (“TPS”).

All portfolio managers are evaluated and rewarded annually during the yearly compensation review process. RBC GAM UK has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. RBC GAM UK also operates an Annual Discretionary Bonus scheme. Remuneration of all investment professionals is geared to fund performance and takes into account the profitable growth of each investment team’s business.

The PSP plan is one in which senior individuals within RBC GAM UK’s investment teams will be eligible to receive units linked to the overall financial performance of RBC Global Asset Management. The pool is calculated based on a fixed percentage of the Net Income before Taxes of the investment management division of RBC Global Asset Management. PSP membership is based on rigid qualifications that effectively limit membership to the most senior analysts and portfolio managers. Among these qualifications are investment success and service leadership over the intermediate and long term, thought leadership, ethical behaviour and contribution to firm culture. PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year. The value of each PSP unit is distributed to unit holders based on the number of units that they hold. At the end of each year, an incentive bonus is calculated based on the performance of certain equity and fixed income funds versus their peer groups. This calculation is based on a time-weighted performance measure which includes returns over various periods stretching back to 5 years. The incentive bonus is paid annually and shared among all PSP members on the basis of their relative unit holdings.

The TPS plan is a revenue-sharing agreement between the firm and an individual investment team. Profit generated by an investment team, based on a share of management fees and, in some cases, performance fees, derived from the team’s products, but deducting certain defined direct costs forms the basis of the pool.

Consistent with best practices, a portion of investment professionals’ variable compensation (Annual Discretionary Bonus, PSP and TPS) is subject to a 3-year mandatory deferral. This deferral applies to all staff with variable compensation greater than a defined threshold - deferral rates of 25% to 45% apply. This deferral amount is payable at the end of three years, provided the employee remains in good standing with RBC GAM UK. The deferral amount is based on the success of the firm over the deferral period.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of September 30, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Adam Phillips	None

Duncan Farley	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Not applicable

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable

(a)(5)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		BlueBay Destra International Event-Driven Credit Fund

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President/Principal Executive Officer

Date	12/09/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President/Principal Executive Officer

Date	12/09/2025

By (Signature and Title)		/s/ Derek Mullins
Derek Mullins, Treasurer/Principal Financial Officer

Date	12/09/2025